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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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Wilsons The Leather Experts Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
PROPOSAL NUMBER ONE ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NUMBER TWO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL MATTERS

WILSONS THE LEATHER EXPERTS INC.
7401 Boone Avenue North
Brooklyn Park, Minnesota 55428

April 22, 2008

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Wilsons The Leather Experts Inc., a Minnesota corporation, to be held at the company’s corporate office at 7401 Boone Avenue North, Brooklyn Park, Minnesota, commencing at 10:00 a.m., Central Daylight Time, on Thursday, June 5, 2008.

We have utilized the new Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this new e-proxy process will expedite our shareholders’ receipt of proxy materials and lower the costs, and reduce the environmental impact, of our Annual Meeting.

In accordance with this new rule, we sent shareholders of record at the close of business on April 7, 2008 a Notice of Internet Availability of Proxy Materials on or about April 22, 2008. The notice contains instructions on how to access our Proxy Statement and Annual Report to Shareholders and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in this Proxy Statement.

The Secretary’s Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about our company.

It is important that your shares be represented at the Annual Meeting. You may vote your shares by proxy on the Internet, by telephone or by requesting, completing, signing and promptly returning a proxy card. If you later desire to revoke the proxy, you may do so at any time before it is exercised. You may also vote in person at the Annual Meeting.

Sincerely,

Michael T. Sweeney
Chairman of the Board of Directors

WILSONS THE LEATHER EXPERTS INC.

NOTICE OF ANNUAL MEETING

The Annual Meeting of Shareholders of Wilsons The Leather Experts Inc., a Minnesota corporation, will be held at the company’s corporate office at 7401 Boone Avenue North, Brooklyn Park, Minnesota, on Thursday, June 5, 2008, commencing at 10:00 a.m., Central Daylight Time, for the following purposes:

1. To elect two directors for a three-year term.

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2009.

3. To act upon any other business that may properly be brought before the meeting.

The Board of Directors has fixed April 7, 2008 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting and at any adjournments thereof. Your proxy is important to ensure a quorum at the meeting. Please vote your shares, as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet or by telephone as promptly as possible. You may also request a paper proxy card, which will include a reply envelope, to submit your vote by mail, as described in the Notice of Internet Availability of Proxy Materials and in this Proxy Statement. Your prompt response will help reduce solicitation costs incurred by us. You may revoke the proxy at any time prior to its being exercised, and returning your proxy will not affect your right to vote in person if you attend the meeting and revoke the proxy.

By Order of the Board of Directors,

Philip S. Garon
Secretary

Brooklyn Park, Minnesota
April 22, 2008

WILSONS THE LEATHER EXPERTS INC.
7401 Boone Avenue North
Brooklyn Park, Minnesota 55428

PROXY STATEMENT

General Information Regarding the Solicitation

The enclosed proxy is being solicited by our Board of Directors for use in connection with the Annual Meeting of Shareholders to be held on Thursday, June 5, 2008, at the company’s corporate office at 7401 Boone Avenue North, Brooklyn Park, Minnesota, commencing at 10:00 a.m., Central Daylight Time, and at any adjournments thereof.

Under new rules of the Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our shareholders on the Internet, rather than mailing printed copies to our shareholders. We believe that this new e-proxy process will expedite our shareholders’ receipt of proxy materials and lower the costs, and reduce the environmental impact, of our Annual Meeting. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one as instructed in that notice. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials and in this Proxy Statement. The Notice of Internet Availability of Proxy Materials is being mailed to shareholders on or about April 22, 2008.

Only shareholders of record at the close of business on April 7, 2008 will be entitled to vote at the meeting or adjournments. Proxies received and not revoked will be voted in the manner specified. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. A shareholder executing a proxy may revoke it at any time before it is exercised by notice in writing to one of our officers or by properly signing and duly returning a proxy bearing a later date.

As of the date of this Proxy Statement, our Board of Directors and management know of no other matters, other than those described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the meeting. If any other matters are properly presented at the Annual Meeting and call for a vote of shareholders, the persons named in your proxy card will have the discretion to vote on such matters in accordance with their best judgment, subject to applicable federal securities rules.

We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and regular employees may solicit proxies by telephone, telecopier, telegram, or personal contact. We have also requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our common stock and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

The address of our principal executive office is 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, and our telephone number is 763-391-4000.

Required Vote

Only shareholders of record at the close of business on April 7, 2008 will be entitled to vote at the meeting or adjournments thereof. At the close of business on April 7, 2008, there were 39,372,209 shares of our common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter. In addition, there were 46,667 shares of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) issued and outstanding and entitled to vote. The holders of the Series A Preferred Stock will vote on an as-converted to common stock basis, meaning the holders of Series A Preferred Stock will be entitled to an aggregate of 31,111,241 votes. The common stock and Series A Preferred Stock are collectively referred to in this proxy statement as the voting securities and they will vote together as a single class on the proposals submitted at the meeting.

Quorum

The presence, in person or by properly executed proxy, of the holders of a majority of the shares of voting securities outstanding on the record date and entitled to vote at the meeting (with the shares of Series A Preferred Stock considered as if they had been converted to common stock) will constitute a quorum. If a quorum is present, the meeting can proceed. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum.

Vote Required

The affirmative vote of a plurality of the voting securities present in person or by proxy at the meeting and entitled to vote is required for the election to the Board of Directors of each of the nominees for director. Shareholders do not have the right to cumulate their votes in the election of directors.

The affirmative vote of the holders of the greater of (1) a majority of the voting securities present in person or by proxy entitled to vote on the proposal or (2) a majority of the minimum number of voting securities entitled to vote that would constitute a quorum for the transaction of business at the meeting is required for approval of the other proposal presented in this Proxy Statement. A shareholder who abstains with respect to that proposal will have the effect of casting a negative vote on that proposal. A shareholder who does not vote in person or by proxy on a proposal (including a broker non-vote) is not deemed to be present in person or by proxy for the purpose of determining whether a proposal has been approved.

Voting Methods

If you are a shareholder of record as of April 7, 2008 you may vote by granting a proxy. Holders of our common stock may vote:

•	By Internet — You may access the Website at www.proxyvote.com to cast your vote 24 hours a day, seven days a week, until 11:59 p.m. Eastern Daylight Time on June 4, 2008. You will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card to obtain your records and create an electronic ballot.

•	By Phone — You may call 1-800-690-6903 by using any touch-tone phone, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Daylight Time on June 4, 2008. You will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card in order to vote by phone.

•	By Mail — Request a proxy card from us by following the instructions on your Notice of Internet Availability of Proxy Materials. Complete, sign and date your proxy card and return it in the postage-paid envelope that will be provided.

•	In Person at the Annual Meeting — All shareholders may vote in person at the Annual Meeting. Paper ballots will be available for voting at the meeting.

Shareholders who hold their shares beneficially in street name, through a broker or bank, may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions received from your broker or bank to vote your shares.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth, as of April 7, 2008, except as otherwise noted, the beneficial ownership of our common stock by (1) each person who we know to beneficially hold more than 5% of the outstanding common stock, (2) each director or nominee for director, (3) each officer named in the Summary Compensation Table on page 13, and (4) all of our current executive officers and directors as a group. Except as otherwise noted, the listed beneficial owner has sole voting and investment power with respect to the listed shares. This table reports only beneficial ownership of our common stock. However, shares of Series A Preferred Stock generally vote with shares of our common stock on an as-converted basis on matters that do not require a class vote, and holders of Series A Preferred Stock are listed in the following table as beneficial owners of the common stock into which their Series A Preferred Stock may be converted.

	Amount and Nature of		Percentage of
Name and Address of Beneficial Owner	Beneficial Ownership		Outstanding Shares

Marathon Fund Limited Partnership V	73,329,228	(1)	81.0%
3700 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402
Peninsula Investment Partners, L.P.	24,198,389	(2)	50.3
404 B East Main Street Charlottesville, VA 22902
Quaker Capital Management Corporation	13,266,545	(3)	28.9
601 Technology Drive Suite 310 Canonsburg, PA 15317
Dimensional Fund Advisors LP	2,272,723	(4)	5.8
1299 Ocean Avenue Santa Monica, CA 90401
BC Advisors, LLC	2,251,689	(5)	5.7
300 Crescent Court Suite 1111 Dallas, TX 75201
Richard Liu	2,195,419	(6)	5.6
c/o Superior Leather, Ltd. Unit 510 Tower 2 Enterprise Square, 9 Sheung Yuet Rd. Kowloon Bay, Kowloon, Hong Kong
William S. Hutchison	94,086	(7)		*
Stacy A. Kruse	108,716	(8)		*
Michael M. Searles	680,376	(9)	1.7
Darren L. Acheson	0			*
Gail A. Cottle	14,128	(10)		*
William F. Farley	115,103	(11)		*
Peter V. Handal	55,985	(12)		*
Bradley K. Johnson	55,835	(13)		*
David L. Rogers and Diane Rogers	816,805	(14)	2.1
Mark G. Schoeppner	13,266,545	(3)	28.9
Michael T. Sweeney	50,000			*
R. Ted Weschler	24,198,389	(2)	50.3
All executive officers, directors and director nominees as a group (13 persons)	38,894,707	(15)	70.6

*	Represents less than 1%.

(1)	Marathon Fund Limited Partnership V (“MFV”), Miltiades, L.P. (“MLP”) and Marathon Ultimate GP, LLC (“MULLC”) have the sole power to vote and dispose of 35,864,294 of such shares. Includes 24,197,627 shares that may be acquired upon the conversion of Series A Preferred Stock and 11,666,667 shares that may be acquired upon the exercise of a warrant to subscribe for and purchase our common stock that was issued to MFV on June 15, 2007. MFV owns 36,296 of the 46,667 shares (77.8%) of Series A Preferred Stock that are currently outstanding. In addition, MFV may be deemed to have beneficial ownership, solely by virtue of the Support Agreement described below, of (i) 3,456,807 shares of common stock issuable upon conversion of Series A Preferred Stock, 15,487,513 shares of common stock, and 5,254,069 shares of common stock issuable upon exercise of warrants, held by PIP (as defined below) and (ii) 3,456,807 shares of common stock issuable upon conversion of Series A Preferred Stock, 6,708,110 shares of common stock, and 3,101,628 shares of common stock issuable upon exercise of warrants, held by Quaker (as defined below). MFV expressly disclaims any beneficial ownership of the shares of common stock covered by the Support Agreement. The managers of MULLC are Messrs. Van Zandt Hawn, Timothy D. Johnson, John (Jack) L. Morrison, Michael T. Sweeney and Michael S. Israel. The information relating to the beneficial ownership and managers of MFV, MLP and MULLC is derived from a Schedule 13D/A dated June 26, 2007 filed by MFV, MLP and MULLC with the SEC, as revised by us to include shares of Series A Preferred Stock issued in connection with a paid-in-kind dividend paid December 1, 2007. MFV, MLP and MULLC are funds through which Goldner Hawn Johnson & Morrison Incorporated (“Goldner Hawn”), a private equity firm, acquired the securities described above.

(2)	Peninsula Investment Partners, L.P. (“PIP”) and Peninsula Capital Advisors, LLC (“PCA”) have shared power to vote all such shares and shared power to dispose of all such shares. Mr. R. Ted Weschler is the sole managing member of PCA and is responsible for making investment decisions with respect to PIP and PCA. The information relating to the beneficial ownership of PIP and PCA is derived from a Schedule 13D/A dated June 26, 2007 filed by PIP and PCA with the SEC, as revised by us to include shares of Series A Preferred Stock issued in connection with a paid-in-kind dividend paid December 1, 2007. Includes 3,456,807 shares that may be acquired upon the conversion of Series A Preferred Stock, 1,793,701 shares that may be acquired upon the exercise of a warrant to subscribe for and purchase shares of our common stock that was issued to PIP on April 25, 2004, 1,793,701 shares that may be acquired upon the exercise of a warrant to subscribe for and purchase shares of our common stock that was issued to PIP on July 2, 2004 and 1,666,667 shares that may be acquired upon the exercise of a warrant to subscribe for and purchase shares of our common stock that was issued to PIP on June 15, 2007. PIP owns 5,185 of the 46,667 shares (11.1%) of Series A Preferred Stock that are currently outstanding.

(3)	Quaker Capital Management Corporation (“Quaker”), in its capacity as investment advisor, may be deemed to be the beneficial owner of 13,143,071 shares of our common stock which are owned by various investment advisory clients of Quaker in accounts over which Quaker has discretionary authority. Quaker has sole voting and investment power with respect to 12,138,139 shares and shared voting and investment power with respect to 1,128,405 shares. No client of Quaker is known to own more than 5% of the shares. The information relating to the beneficial ownership of Quaker is derived from a Schedule 13D/A dated June 27, 2007 filed by Quaker with the SEC, as revised by us to include shares of Series A Preferred Stock issued in connection with a paid-in-kind dividend paid December 1, 2007. Includes 3,456,807 shares that may be acquired upon the conversion of Series A Preferred Stock, 717,481 shares that may be acquired upon the exercise of warrants to subscribe for and purchase shares of our common stock that were issued to Quaker affiliates on April 25, 2004, 717,481 shares that may be acquired upon the exercise of warrants to subscribe for and purchase shares of our common stock that were issued to Quaker affiliates on July 2, 2004 and 1,666,666 shares that may be acquired upon the exercise of warrants to subscribe for and purchase shares of our common stock that were issued to Quaker affiliates on June 15, 2007. Quaker affiliates own 5,185 of the 46,667 shares (11.1%) of Series A Preferred Stock that are currently outstanding.

(4)	Dimensional Fund Advisors LP (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over 2,272,723 shares that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all shares reported are held by the Funds. Dimensional disclaims beneficial ownership of such shares. No Fund is known to own more than 5% of the shares. The foregoing information is derived from a Schedule 13G/A dated February 6, 2008 filed by Dimensional with the SEC.

(5)	SRB Management, L.P. acquired our common stock for the account of (1) SRB Greenway Capital, L.P. in the amount of 222,200 shares, (2) SRB Greenway Capital (Q.P.), L.P. in the amount of 1,948,389 shares and (3) SRB Greenway Offshore Operating Fund, L.P. in the amount of 81,100 shares. SRB Management, L.P. is the general partner of all the aforementioned limited partnerships. BC Advisors, LLC is the general partner of SRB Management, L.P. Furthermore, Steven R. Becker is the sole member of BC Advisors, LLC. As the general partner of SRB Management, L.P., BC Advisors, LLC may be deemed to be the beneficial owner of the shares of common stock beneficially owned by SRB Management, L.P., and Steven R. Becker may also be deemed to be the beneficial owner of the shares of common stock beneficially owned by SRB Management, L.P. Accordingly, SRB Management, L.P., BC Advisors, LLC and Mr. Becker (collectively, “BC Advisors Reporting Persons”) may be deemed to be members of a group and, as a result, each of the members may be deemed to beneficially own shares beneficially owned by each of the other members. The information relating to the beneficial ownership of the BC Advisors Reporting Persons is based on a Schedule 13G/A dated February 13, 2008 filed with the SEC.

(6)	Mr. Liu has sole power to vote all such shares and sole power to dispose of all such shares. All such shares are held for Mr. Liu’s account in the name of Copwell Holdings, Ltd. and Subtle Assets, Ltd. The information relating to the beneficial ownership of Mr. Liu is based on an Amendment to a joint Schedule 13D/A dated October 16, 2006 filed with the SEC.

(7)	Includes options to purchase 85,567 shares of common stock which are exercisable within 60 days of the record date.

(8)	Includes options to purchase 100,534 shares of common stock which are exercisable within 60 days of the record date.

(9)	Includes options to purchase 650,000 shares of common stock which are exercisable within 60 days of the record date.

(10)	Includes options to purchase 10,000 shares of common stock which are exercisable within 60 days of the record date.

(11)	Includes options to purchase 42,000 shares of common stock which are exercisable within 60 days of the record date.

(12)	Includes options to purchase 30,000 shares of common stock which are exercisable within 60 days of the record date.

(13)	Includes options to purchase 43,200 shares of common stock which are exercisable within 60 days of the record date.

(14)	Includes 786,805 shares of common stock owned jointly by Mr. Rogers and his spouse and includes options to purchase 30,000 shares of common stock which are exercisable within 60 days of the record date.

(15)	Includes options to purchase 454,269 shares of common stock held by current directors and officers which are exercisable within 60 days of the record date, warrants to purchase 5,254,069 shares of common stock held by PIP which are currently exercisable, warrants to purchase 3,101,628 shares of common stock held by Quaker which are currently exercisable, 3,456,807 shares of common stock issuable upon conversion of the Series A Preferred Stock held by PIP that are currently convertible and 3,456,807 shares of common stock issuable upon conversion of Series A Preferred Stock held by Quaker that are currently convertible.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

Under our Amended and Restated Articles of Incorporation and our Restated By-Laws, directors elected by holders of our voting securities are elected for staggered terms of three years, with approximately one-third of the directors to be elected each year. In addition, the holders of the Series A Preferred Stock, voting separately as a class, elect two directors. There are currently two Class III directors whose terms expire at the Annual Meeting.

At the Annual Meeting, the holders of the voting securities will be asked to elect two Class III directors so that the total number of directors after the Annual Meeting will be nine. The Governance and Nominating Committee of the Board of Directors recommended each of the nominees, and the Board has nominated Gail A. Cottle and Bradley K. Johnson as nominees for election to serve three-year terms ending at the time of the 2011 Annual Meeting of Shareholders or until such nominee’s successor is elected and qualified. Ms. Cottle and Mr. Johnson are currently serving as directors. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Gail A. Cottle and Bradley K. Johnson to constitute the Class III members of the Board.

Each nominee has indicated a willingness to serve as a director. In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the other nominees and to vote for any substitute nominee recommended by the Governance and Nominating Committee. Information as of April 7, 2008 regarding each nominee for election as a Class III director and for each director whose current term of office will continue after the Annual Meeting is set forth below.

	Name	Age	Director Since

Class I:	William F. Farley	64	March 2003
	Peter V. Handal	65	April 2005
Class II:	David L. Rogers	65	May 1996
	Mark G. Schoeppner	47	August 2007
	R. Ted Weschler	46	July 2004
Class III:	Gail A. Cottle	56	December 2006
	Bradley K. Johnson	51	January 2003
Series A Directors:	Michael T. Sweeney	50	June 2007
	Darren L. Acheson	44	June 2007

Nominees for Election for Terms Expiring in 2011 (Class III Directors):

Gail A. Cottle has served as a retail consultant since January 2003. Ms. Cottle served as President, Nordstrom Product Group, Nordstrom, Inc., a leading fashion specialty store retailer, from June 2000 to January 2002. Ms. Cottle also served Nordstrom, Inc. as Executive Vice President from 1992 to 2000, and as Vice President Junior Division from 1985 to 1992, and in other merchandising positions from 1972 to 1985.

Bradley K. Johnson has served as Senior Vice President, Chief Financial Officer and Chief Administrative Officer of Recreation Equipment, Inc. (REI), a multi-channel retailer of specialty outdoor gear, since July 2004, and also served as Chief Financial Officer from April 2001 to June 2004. Mr. Johnson served as Chief Financial Officer of Cornerstone Brands Inc., a direct marketer of apparel and home products, from 1999 to 2000. Mr. Johnson served as Chief Administrative Officer and Chief Financial Officer of Land’s End Inc., a leading apparel and home products direct marketer, from 1996 to 1999. Mr. Johnson served as Vice President, Operations and Distribution of Wilsons Leather from 1995 to 1996, and Vice President, Property Management from 1993 to 1995, and Chief Financial Officer from 1990 to 1993.

Directors Whose Terms Expire in 2010 (Class II Directors):

David L. Rogers has served as a retail consultant at DLR Holdings and has been a private investor since August 2004. Mr. Rogers served as President and Chief Operating Officer of Wilsons Leather from April 1992 to August 2004. In 1988, Mr. Rogers joined Wilsons Leather as Executive Vice President and Chief Operating Officer when Bermans The Leather Experts Inc., a specialty leather retailer, was acquired by Wilsons Leather, and he served in such capacity until April 1992. Mr. Rogers served as Chief Operating Officer of Bermans The Leather Experts Inc., from 1983 to 1988 and Chief Financial Officer from 1980 to 1984.

Mark G. Schoeppner founded Quaker Capital Management Corporation, an investment advisory firm, in 1985 and serves as its President.

R. Ted Weschler has served as Managing Partner of Peninsula Capital Advisors, LLC, a private investment firm, since January 2000. Mr. Weschler served as founding executive officer of Quad-C, Inc., an investment firm, from November 1989 to December 1999. Mr. Weschler served as Assistant to the Vice Chairman of W.R. Grace & Co., a premier specialty chemicals and materials company, from 1987 to 1989, as Assistant to the Chairman of the Board and Chief Executive Officer from 1985 to 1987, and in various positions in Corporate Development from 1983 to 1985.

Directors Whose Terms Expire in 2009 (Class I Directors):

William F. Farley has served as Founder and Chief Executive Officer of Livingston Capital, a private investment firm, since January 2003. Mr. Farley served as Chairman and Chief Executive Officer of Science, Inc., a medical device company, from October 2000 to December 2002. Mr. Farley served as Chairman and Chief Executive Officer of Kinnard Investments, Inc. an investment securities firm, from 1997 to 2000. Mr. Farley served as Vice Chairman of First Bank Systems (now US Bancorp), a financial services holding company, from 1990 to 1996. Mr. Farley is a director of Harte-Hanks, Inc.

Peter V. Handal has served as Chairman of the Board of Dale Carnegie & Associates, Inc., a private international training company, since October 2005 and served as President and Chief Executive Officer since January 2000. Mr. Handal also served as Chief Operating Officer from 1999 to 2000. Mr. Handal has served as President of COWI International Group, a private management consulting firm, since 1990, Chief Executive Officer of J4P Associates, a private real estate firm, since 1984, and President of Victor B. Handal & Bro., Inc., a private real estate management company, since 1975.

Series A Preferred Stock Directors (Series A Directors):

Michael T. Sweeney has been the Managing Partner of Goldner Hawn since November 2001; he originally joined Goldner Hawn as a Managing Director in 2000. He previously served as President of Starbucks Coffee Company (UK) Ltd. in London and held various operating management and corporate finance roles. After starting his career with Merrill Lynch in New York and Phoenix, he built and sold an investment banking boutique. Subsequently, Mr. Sweeney developed and sold franchise companies in the Blockbuster and Papa John’s systems. Mr. Sweeney serves as a director of First Solar, Inc.

Darren L. Acheson has been an investment professional with Goldner Hawn since October 2003. From March 2002 to September 2003, Mr. Acheson founded Acheson Capital, an advisory firm that assisted Goldner Hawn in the sale of one of its investments. From September 1991 to February 2002, Mr. Acheson was an investment banker at Piper Jaffray & Co., where he worked as a senior investment banker and group head for Consumer Investment Banking.

Agreements Regarding Directors

Pursuant to the requirements of the Common Stock and Warrant Purchase Agreement dated as of April 25, 2004 among Peninsula Investment Partners, L.P., Quaker Capital Partners I, L.P. and Quaker Capital Partners II, L.P. and our company, R. Ted Weschler was appointed to serve as a Class II director of our company for a then remaining term of not less than two years.

On June 1, 2007, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which we agreed to sell an aggregate of 45,000 shares of our Series A Preferred Stock and warrants exercisable for an aggregate of 15 million shares of our common stock. The issuance of the Series A Preferred Stock and the warrants (the “Financing Transaction”) was consummated on June 15, 2007. In connection with the consummation of the Financing Transaction, we filed a Certificate of Designations for Series A Convertible Preferred Stock (the “Certificate of Designations”). The Certificate of Designations provides various rights and preferences of the

Series A Preferred Stock, including, (i) voting rights where the Series A Preferred Stock generally votes with shares of our common stock on an as-converted to common stock basis and (ii) so long as 20% of the shares of Series A Preferred Stock remain outstanding, the holders of Series A Preferred Stock may elect two directors to our Board of Directors.

Goldner Hawn owns a majority of the shares of Series A Preferred Stock. In consideration of Goldner Hawn’s willingness to enter into the Purchase Agreement, Peninsula and Quaker, who collectively held approximately 56.6% of the total issued and outstanding shares of our common stock on the date of execution of the Purchase Agreement, entered into a Support Agreement (the “Support Agreement”) with our company and Goldner Hawn. Pursuant to the Support Agreement, Peninsula and Quaker agreed, for the benefit of Goldner Hawn, to vote all shares of our common stock held by them at any meeting of our shareholders, however called, and in any action taken by the written consent of our shareholders, and any other securities held by them having voting rights during the term of the Support Agreement: (i) in favor of the two nominees for election as additional directors on our Board designated by Goldner Hawn, (ii) against any proposal or other corporate action that would result in such nominees not being so elected, (iii) in favor of any transaction involving the sale or merger of our company with a third party that is proposed or supported by Goldner Hawn in which a third party (A) acquires a majority of our capital stock possessing the voting power to elect a majority of our Board or (B) acquires assets constituting all or substantially all of our assets, and (iv) against any such transaction opposed by Goldner Hawn or that would result in such a transaction so proposed or supported not being presented to or approved by our shareholders. Goldner Hawn’s rights to require Peninsula and Quaker to vote as described above will terminate upon the earlier to occur of (A) Goldner Hawn holding less than 20% of the common stock issued or issuable upon conversion of the Series A Preferred Stock issued to the investors pursuant to the Purchase Agreement or (B) termination of the Support Agreement. Michael T. Sweeney and Darren L. Acheson currently serve as the directors nominated by Goldner Hawn.

Board Matters and Meeting Attendance

The Board of Directors has determined that each of Darren L. Acheson, Gail A. Cottle, William F. Farley, Peter V. Handal, Bradley K. Johnson, David L. Rogers, Mark G. Schoeppner, Michael T. Sweeney and R. Ted Weschler is an independent director as that term is defined in the listing standards of the Nasdaq Stock Market (the “Independent Directors”). The Independent Directors constitute all of the members of the Board of Directors. In concluding that Messrs. Acheson, Schoeppner, Sweeney and Weschler were independent, the Board considered that each of these directors is affiliated with an entity that beneficially owns a significant amount of our stock; however, the Board considered guidance from the Nasdaq Stock Market regulations indicating that ownership of even a significant amount of stock does not preclude independence because the focus is on independence from management, and the Board concluded that each of these directors is independent from management.

The Board of Directors met eighteen times during our fiscal year ended February 2, 2008 (“fiscal 2007”). With the exception of Mr. McCoy, each director attended more than 75% of the meetings of the Board of Directors and meetings of the Board committees on which he or she served during the time period in which he or she was a director during the fiscal year.

We have a policy to encourage attendance by our directors at annual meetings of shareholders. Most of our directors have historically attended those meetings, however, Mr. Weschler and two directors who have since retired from the Board of Directors were not available to attend the annual meeting of shareholders in June 2007.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, Compensation Committee and Governance and Nominating Committee. The members of each of these committees are appointed by the Board.

Audit Committee

The Audit Committee consists of Messrs. Farley (Chair), Johnson and Rogers. All members of the Audit Committee are “independent” as that term is defined in the applicable listing standards of the Nasdaq Stock Market and regulations of the SEC, and all members are financially literate as required by the applicable listing standards of the Nasdaq Stock Market. In addition, the Board of Directors has determined that Mr. Farley has the financial experience required by the applicable listing standards of the Nasdaq Stock Market and is an “audit committee financial expert” as defined by applicable regulations of the SEC.

The Audit Committee reviews accounting and auditing principles and procedures with a view toward providing for adequate internal controls and reliable financial records. To this end, it oversees our financial reporting process by, among other things, reviewing and reassessing the Audit Committee Charter annually, reviewing with the independent registered public accounting firm our financial reporting and controls regarding accounting, overseeing the independence of our auditors, and selecting and appointing the independent registered public accounting firm. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is available on our Web site at www.wilsonsleather.com. The Audit Committee periodically reviews the Audit Committee Charter in light of SEC regulations and listing standards of the Nasdaq Stock Market. The Audit Committee met eight times during fiscal 2007.

Compensation Committee

The Compensation Committee consists of Mr. Johnson (Chair), Mr. Acheson, Ms. Cottle, Mr. Handal, Mr. Schoeppner and Mr. Weschler. All members of the Compensation Committee are “independent” as that term is defined in the applicable listing standards of the Nasdaq Stock Market. The Compensation Committee determines the compensation of the Chairman and Chief Executive Officer and all other executive officers, establishes executive compensation strategy and assures that all executive officers of our company are compensated effectively in a manner consistent with such strategy, internal equity considerations, competitive practices, and the requirements of regulatory agencies. The Compensation Committee also administers our stock-based incentive plans and approves grants to executive officers made in connection therewith. The responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, a copy of which is available on our company’s Web site at www.wilsonsleather.com. The Compensation Committee periodically reviews the Compensation Committee Charter in light of SEC regulations and listing standards of the Nasdaq Stock Market. The Compensation Committee met eight times during fiscal 2007.

Governance and Nominating Committee

The Governance and Nominating Committee consists of Messrs. Sweeney (Chair), Farley, Handal and Weschler. All members of the Governance and Nominating Committee are “independent” as defined by the applicable listing standards of the Nasdaq Stock Market. The purpose of the Governance and Nominating Committee includes recommending corporate governance principles and business conduct guidelines to the Board. The Governance and Nominating Committee also considers the qualifications of, and recommends, each candidate and incumbent for election as a director and nominates candidates to fill Board vacancies. The responsibilities of the Governance and Nominating Committee are set forth in the Governance and Nominating Committee Charter, a copy of which is available on our Web site at www.wilsonsleather.com. The Governance and Nominating Committee periodically reviews the Governance and Nominating Committee Charter in light of SEC regulations and listing standards of the Nasdaq Stock Market. The Governance and Nominating Committee met five times during fiscal 2007 and took written action in lieu of a meeting once.

Shareholder Communication with the Board of Directors

The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board or any of the directors c/o Director, Legal Services, Wilsons The Leather Experts Inc., 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428. All communications will be compiled by the Director, Legal Services and submitted to the Board or the individual directors on a periodic basis.

Nominations for the Board of Directors

The Governance and Nominating Committee reviews nominees for directors and recommends to the Board those nominees whose attributes it believes would be most beneficial to our company. This assessment includes such issues as experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the

Board in addition to other factors the Governance and Nominating Committee deems appropriate based on the current needs and desires of the Board.

Ms. Cottle, who is standing for election by shareholders for the first time since she joined the Board of Directors, was identified as a director candidate by a professional search firm that the Governance and Nominating Committee retained to identify and evaluate possible director candidates for the Board.

The Governance and Nominating Committee will consider director candidates recommended by shareholders in the same manner that it considers all director candidates. If a shareholder wishes to nominate a director other than a person nominated by or on behalf of the Board, he or she must comply with certain procedures, including procedures set out in our Restated By-Laws. Shareholders who wish to suggest qualified candidates to the Governance and Nominating Committee should write to our Chief Financial Officer at 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, stating in detail the candidate’s qualifications for consideration by the Committee, together with the written consent of such person to being named in the proxy statement and to serve as a director and all other information required by the Restated By-Laws. Shareholder recommendations of nominees to be considered by the Governance and Nominating Committee for the election of directors at the 2009 Annual Meeting of Shareholders and included in our proxy statement and form of proxy for such meeting must be received by December 23, 2008. Shareholder recommendations of nominees intended to be presented at the 2009 Annual Meeting of Shareholders but not intended to be considered by the Governance and Nominating Committee or included in our proxy statement and form of proxy must be received by us by March 7, 2009. For more information regarding the submission of shareholder recommendations, please refer to “Additional Matters — Deadline for Submission of Shareholders’ Proposals.”

Voting Recommendation

THE BOARD OF DIRECTORS, UPON RECOMMENDATION OF THE GOVERNANCE AND NOMINATING COMMITTEE, UNANIMOUSLY RECOMMENDS A VOTE FOR ALL CLASS III NOMINEES LISTED ABOVE.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three independent directors. The role of our Audit Committee is one of oversight of our company’s management and independent registered public accounting firm in regard to accounting, financial reporting, internal control, and auditing. We also consider and pre-approve any non-audit services provided by our company’s independent registered public accounting firm to ensure that no prohibited non-audit services are provided by such firm and that the independence of our company’s independent registered public accounting firm is not compromised. In performing our oversight function, we relied upon advice and information received in our discussions with our company’s management and independent registered public accounting firm.

We have: (i) reviewed and discussed our company’s audited financial statements for the fiscal year ended February 2, 2008 with our company’s management; (ii) discussed with our company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, regarding communication with audit committees; and (iii) received the written disclosures and the letter from our company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with our company’s independent registered public accounting firm such firm’s independence.

Based on the review and discussions with management and our company’s independent registered public accounting firm referred to above, we recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 2, 2008, for filing with the SEC.

AUDIT COMMITTEE

William F. Farley (Chair)
Bradley K. Johnson
David L. Rogers

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for fiscal 2006 and fiscal 2007 and fees billed for other services rendered by KPMG LLP.

	Fiscal 2006	Fiscal 2007

Audit Fees(1)	$529,768	$533,288
Audit-Related Fees(2)	25,364	27,333
Tax Fees(3)	17,565	—
All Other Fees	—	—

Total	$572,697	$560,621

(1)	Audit fees in fiscal 2006 and fiscal 2007 consisted primarily of the annual audit and quarterly reviews of our consolidated financial statements and assistance with and review of documents filed with the SEC. Audit fees also include services in connection with the attestation of management’s report on internal controls required by the Sarbanes-Oxley Act of 2002, as well as fees for services generally only the independent registered public accounting firm can reasonably be expected to provide.

(2)	Audit-related fees in fiscal 2006 and fiscal 2007 consisted of employee benefit plan audits and airport sales audits.

(3)	Tax fees in fiscal 2006 related solely to the preparation of expatriate tax returns for certain employees located overseas.

Pre-Approval of Services

Our Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services provided by our company’s independent registered public accounting firm and consider whether the provision of these non-audit services by such firm is compatible with maintaining the independence of our independent registered public accounting firm, prior to engagement for such services. The Audit Committee pre-approved 100% of such services for 2006 and 2007. Our independent registered public accounting firm and management periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Auditor Independence

The Audit Committee has considered whether, and has determined that, the provision of services described under “Tax Fees” was compatible with maintaining the independence of KPMG LLP as our independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation of all persons serving as our Chief Executive Officer during fiscal 2007 and our two other most highly compensated executive officers. These people are the “Named Executive Officers.”

				Option	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Awards ($)(2)	Compensation ($)(3)	Total ($)

Michael M. Searles	2007	600,000	—	659,233	2,838	1,262,071
Former Chief	2006	608,077	—	850,915	49,705	1,508,697
Executive Officer(4)
Stacy A. Kruse	2007	265,962	110,000	104,659	8,891	489,512
Chief Financial Officer	2006	244,616	—	103,035	6,832	354,483
and Treasurer
William S. Hutchison	2007	287,116	75,000	115,406	9,224	486,746
Chief Merchandising and
Sourcing Officer(5)

(1)	Represents payments made pursuant to retention bonus agreements we entered into with the Named Executive Officers in January 2007. The agreements provided for the payment of a retention bonus if the Named Executive Officer remained employed with us on July 6, 2007 or if he or she was terminated by us without cause prior to such date.

(2)	Represents the dollar amount recognized by us for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (“SFAS No. 123R”) for option awards granted in fiscal 2007 and prior years utilizing the assumptions discussed in Note 1, “Summary of significant accounting policies — Stock-based compensation,” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended February 2, 2008, but disregarding the estimate of forfeitures for service-based vesting conditions. The SFAS No. 123R amounts may never be realized by the Named Executive Officers.

(3)	Represents term life insurance premiums paid in the following amounts: Mr. Searles ($2,838), Ms. Kruse ($385) and Mr. Hutchison ($224), and our matching contributions under our 401(k) Profit Sharing Plan in the following amounts: Ms. Kruse ($8,506) and Mr. Hutchison ($9,000).

(4)	Mr. Searles resigned as our Chief Executive officer effective April 3, 2008.

(5)	Mr. Hutchison was not a “Named Executive Officer” for fiscal 2006, so his compensation for fiscal 2006 is not reported.

Grants of Plan-Based Awards in Fiscal 2007

The following table sets forth certain information concerning plan-based awards granted to the Named Executive Officers during fiscal 2007.

		All Other Option
		Awards: Number of
		Securities	Exercise or Base	Grant Date Fair
		Underlying Options	Price of Option	Value of Stock and
Name	Grant Date	(#)	Awards ($/Sh)	Option Awards ($)

Michael M. Searles(1)	12/13/07	100,000	1.10	55,930
Stacy A. Kruse	12/13/07	60,000	1.10	33,558
William S. Hutchison	12/13/07	80,000	1.10	44,744

(1)	The stock options granted to Mr. Searles expired unexercised when his employment terminated on April 3, 2008.

In fiscal 2007, we continued to experience decreases in comparable store sales and we took steps to reinvent our business strategy. As a result of this transition, which involved uncertainty as to our financial results, no non-equity incentive awards or performance-based bonuses were granted for fiscal 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table sets forth certain information concerning equity awards outstanding to the Named Executive Officers at the end of fiscal 2007.

	Option Awards
	Number of Securities				Option
	Underlying				Exercise	Option
	Unexercised Options (#)				Price	Expiration
Name	Exercisable		Unexercisable		($)	Date
Michael M. Searles(1)	350,000	(2)	0		5.00	7/3/2008
	300,000		150,000	(3)	5.88	7/3/2008
	0		100,000	(4)	1.10	4/3/2008
Stacy A. Kruse	1,500		0	(5)	15.55	6/20/2011
	1,200		0	(5)	13.64	4/29/2012
	4,500		0	(5)	2.90	3/17/2014
	53,334	(6)	26,666	(6)	5.88	6/2/2010
	13,334	(7)	6,666	(7)	3.23	1/6/2011
	0		60,000	(8)	1.10	12/13/2012
William S. Hutchison	1,500		0	(5)	16.13	2/23/2011
	2,400		0	(5)	2.90	3/17/2014
	30,000	(9)	15,000	(9)	5.88	6/2/2010
	36,667	(10)	18,333	(10)	6.18	9/30/2010
	0		80,000	(11)	1.10	12/13/2012

(1)	Mr. Searles employment was terminated as of April 3, 2008, therefore all unexercisable options reported in this table were cancelled as of April 3, 2008 and all exercisable options will terminate on July 3, 2008.

(2)	Exercisable options vested as to 116,667 shares on each of December 1, 2005 and December 1, 2006 and as to 116,666 shares on June 15, 2007 in connection with the Financing Transaction. As indicated in footnote 1, these exercisable options will terminate on July 3, 2008.

(3)	Exercisable options vested as to 150,000 shares on each of June 2, 2006 and June 2, 2007 and unexercisable options vest on June 2, 2008. As indicated in footnote 1, the unexercisable options were cancelled as of April 3, 2008, and the exercisable options will terminate on July 3, 2008.

(4)	Options vest as to 33,334 shares on December 13, 2008 and 33,333 shares on each of December 13, 2009 and December 13, 2010. As indicated in footnote 1, these unexercisable options were cancelled on April 3, 2008.

(5)	Options vested in July 2004 in connection with a change in control. Prior to the change in control, options generally vested as to one-third of the shares subject to the option on each anniversary of the date of grant.

(6)	Exercisable options vested as to 26,667 on each of June 2, 2006 and June 2, 2007 and unexercisable options vest as to 26,666 shares on June 2, 2008.

(7)	Exercisable options vested as to 6,667 shares on each of January 6, 2007 and January 6, 2008 and unexercisable options vest as to 6,666 shares on January 6, 2009.

(8)	Options vest as to 20,000 shares on each of December 13, 2008, 2009 and 2010.

(9)	Exercisable options vested as to 15,000 shares on each of June 2, 2006 and June 2, 2007 and unexercisable options vest on June 2, 2008.

(10)	Exercisable options vested as to 18,334 shares on September 30, 2006 and 18,333 shares on September 30, 2007 and unexercisable options vest on September 30, 2008.

(11)	Options vest as to 26,667 shares on each of December 13, 2008 and December 13, 2009 and as to 26,666 shares on December 13, 2010.

Potential Payments Upon Termination of Employment or Change in Control

We do not currently have employment agreements with any of our Named Executive Officers that provide for payments upon termination of employment or a change in control, and no such employment agreements were in effect as of February 2, 2008.

Severance Agreement with Mr. Searles

Mr. Searles resigned as Chief Executive Officer and a member of the Board of Directors effective April 3, 2008. On March 28, 2008, we entered into a separation agreement with Mr. Searles. The separation agreement provides that, in exchange for Mr. Searles releasing all claims he may have against us other than claims for indemnification, remaining available for six months to render consulting services, maintaining confidential information regarding us, refraining for six months from competing with us, refraining for twelve months from hiring, or attempting to hire, our current or certain former employees and refraining for twelve months from interfering with our relationships with our customers, suppliers and other business contacts, he will continue to receive his base salary for six months. In addition, we will pay the employer portion of the group health, dental and vision insurance premiums for up to six months if Mr. Searles elects to continue coverage.

In connection with Mr. Searles’ termination of employment on April 3, 2008, he will receive the following payments and benefits:

	Six Months of Base	Continued Benefits
	Salary	Coverage	Total Payout
Name	($)	($)	($)

Michael M. Searles	300,000	5,848	305,848

Acceleration of Vesting of Equity Awards

Generally, options granted to the Named Executive Officers automatically vest upon the participant’s death or disability, or upon the occurrence of a change in control (defined as acquisitions of a majority of the voting power of our shares by a person or group with respect to awards granted on or after February 21, 2005 or at least one-third of the voting power with respect to awards granted prior to February 21, 2005, certain changes in a majority of our Board of Directors and certain mergers, sales of substantially all of our assets and similar transactions). The following table presents the intrinsic value of the stock options whose exercisability would have been accelerated if the Named Executive Officer’s employment terminated due to death or disability, or if a change in control occurred, on February 2, 2008.

Value of Accelerated
Name	Equity Awards ($)(1)

Michael M. Searles	0
Stacy A. Kruse	0
William S. Hutchison	0

(1)	Value based on a share price of $0.69, which was the last reported sale price for a share of our common stock on the Nasdaq Stock Market on February 1, 2008. Value of accelerated stock options is determined using the difference between that closing share price and the applicable option exercise price multiplied by the number of option shares whose exercisability is accelerated.

Director Compensation

Each member of the Board who is not an officer or employee of our company receives an annual retainer of $25,000. One-half of the $25,000 annual retainer is payable in cash and one-half of the retainer is payable in shares of our common stock at the end of each twelve-month period, based on the fair market value of the stock on the day immediately preceding the next annual meeting of shareholders. Outside directors also receive a cash payment of $1,500 for each meeting of the Board or meeting of a Board committee that such member attended in person and for telephonic meetings that such member attended which lasted one hour or longer. In addition, outside directors also receive $500 for each telephonic meeting that such member attended which lasted less than one hour. For fiscal 2007, Messrs. Acheson, Schoeppner, Sweeney and Weschler waived payment of all director compensation.

The chair of the Governance and Nominating Committee and the chair of the Compensation Committee receive an additional annual retainer of $5,000, and the chair of the Audit Committee receives an additional annual retainer of $10,000. Also, Mr. Farley, who served as our lead director for a portion of 2007 until a non-executive Chairman of the Board was appointed, received an additional payment of $5,082, which was prorated based on a $10,000 annual payment, for his service. Board members who incur reasonable and customary travel expenses to attend board meetings are reimbursed for such travel expenses.

Members of the Board are also eligible to receive grants of stock options under our stock-based incentive plan and it is expected that the Compensation Committee will grant options of common stock to new directors. In June 2005, we granted options for 30,000 shares of common stock at an exercise price of $5.88 per share to each of Michael T. Cowhig, William F. Farley, Peter V. Handal, Bradley K. Johnson, Michael J. McCoy, and David L. Rogers. In December 2006, we granted options for 30,000 shares of common stock at an exercise price of $2.17 per share to Gail A. Cottle in connection with her election as a director. All such options were granted with a vesting schedule that provided for the options to vest cumulatively on a prorated basis on each of the first, second and third anniversaries of the date of grant if the optionee continued as a director. It is currently anticipated that future option grants to the directors who received grants in 2005 will not be made until approximately 2010.

DIRECTOR COMPENSATION TABLE FOR FISCAL 2007

The following table shows, for each of our non-employee directors, information concerning annual and long-term compensation earned for services in all capacities during fiscal 2007.

	Fees Earned
	or Paid in	Stock	Option	Total
Name	Cash ($)	Awards ($)(1)	Awards ($)(2)	($)
Darren L. Acheson(3)	0	0	0	0
Gail A. Cottle	42,000	6,019	11,424	59,443
Michael T. Cowhig(4)	15,667	12,500	0	28,167
William F. Farley	61,582	12,500	34,086	108,168
Peter V. Handal	49,500	12,500	34,086	96,086
Bradley K. Johnson	57,500	12,500	34,086	104,086
Michael J. McCoy(5)	50,000	12,500	34,086	96,586
David L. Rogers	37,500	9,177	34,086	80,763
Mark G. Schoeppner(3)	0	0	0	0
Michael T. Sweeney(3)	0	0	0	0
R. Ted Weschler(3)	0	0	0	0

(1)	Represents the dollar amount recognized for financial statement reporting purposes in accordance with SFAS No. 123R utilizing the assumptions discussed in Note 1, “Summary of significant accounting policies — Stock-based compensation,” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended February 2, 2008. The stock awards relate to 8,561 shares issued in payment of one-half of the annual retainer as fully vested shares. The shares were granted on June 7, 2007 with a grant date fair value of $12,499.

(2)	Represents the dollar amount recognized for financial statement reporting purposes in accordance with SFAS No. 123R utilizing the assumptions discussed in Note 1, “Summary of significant accounting policies — Stock-based compensation,” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended February 2, 2008, but disregarding the estimate of forfeitures for service-based vesting conditions.

As of February 2, 2008, each non-employee director had the following option awards outstanding:

Options
Name	Outstanding (#)

Darren L. Acheson	0
Gail A. Cottle	30,000
Michael T. Cowhig	0
William F. Farley	42,000
Peter V. Handal	30,000
Bradley K. Johnson	43,200
Michael J. McCoy	40,500
Mark G. Schoeppner	0
Michael T. Sweeney	0
David L. Rogers	30,000
R. Ted Weschler	0

(3)	Messrs. Acheson, Schoeppner, Sweeney and Weschler each waived his right to receive any director compensation for fiscal 2007.

(4)	Mr. Cowhig’s term on the Board of Directors ended in June 2007.

(5)	Mr. McCoy resigned from the Board of Directors on March 14, 2008.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of February 2, 2008 for compensation plans under which securities may be issued:

	Number of Securities		Weighted-Average	Number of Securities
	to be Issued Upon		Exercise Price of	Remaining Available
	Exercise of		Outstanding	for Future Issuance
	Outstanding Options,		Options, Warrants	Under Equity
Plan Category	Warrants and Rights (#)		and Rights ($)	Compensation Plans (#)
Equity compensation plans approved by shareholders	2,918,290	(1)	4.05	1,054,516	(2)
Equity compensation plans not approved by shareholders	72,361		9.61	314,304

Total	2,990,651			1,368,820

(1)	Amount includes outstanding options under the 1996 Stock Option Plan and the 2000 Plan.

(2)	Includes securities available for future issuance under the 2000 Plan and the Employee Stock Purchase Plan.

Equity Compensation Plans Not Approved By Shareholders

Our 1998 Stock Option Plan (the “1998 Plan”) was adopted in its current form by the Board of Directors on January 28, 1998. The purpose of the 1998 Plan is to provide employees who are not directors or officers with an opportunity to acquire a proprietary interest in our company and thereby develop a stronger incentive to put forth the maximum effort for the continued success and growth of our company. In addition, the Board believes the opportunity to acquire a proprietary interest in our company will aid in attracting and retaining employees of outstanding ability.

The 1998 Plan authorizes the issuance of an aggregate of 750,000 shares (after giving effect to our three-for-two stock split on March 15, 2000) in award grants. The Compensation Committee has sole discretion in awarding grants of common stock under the 1998 Plan to employees who are not subject to the reporting requirements of Section 16 of the Exchange Act; however, the Compensation Committee may decide to delegate to the Chairman and Chief Executive Officer its authority to award stock options, who in turn may delegate such authority to any such other officer. As of February 2, 2008, 314,304 shares of common stock were available for awards under the 1998 Plan. We do not intend to make additional awards under the 1998 Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors and executive officers file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, we make the following disclosure: A Form 4 to report a purchase of common stock on September 27, 2007 by Michael T. Sweeney, a director, was filed on October 2, 2007. The late filing was due to an electronic message communication failure.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2007, Richard Liu, chairman of Superior Holdings International, Ltd., one of our major suppliers, was a greater than 5% shareholder of our common stock. We purchased $5.4 million and $5.9 million of products from Superior Holdings International, Ltd. during 2007 and 2006, respectively. We believe that transactions with Superior Holdings International, Ltd. are on terms no less favorable to us than those obtainable in arm’s-length transactions with unaffiliated third parties.

Related Person Transaction Approval Policy

In March 2008, our Audit Committee adopted a written related person transaction approval policy, which sets forth our company’s policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. Our policy applies to any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which our company (including any subsidiaries) is or will be a participant and in which a related person has a direct or indirect interest, but exempts the following:

•	payment of compensation by our company to a related person for the related person’s service to our company as a director, officer or employee;

•	transactions available to all employees or all shareholders of our company on the same terms;

•	transactions, which when aggregated with the amount of all other transactions between our company and a related person (or any entity in which the related person has an interest), involve less than $120,000 in a fiscal year; and

•	transactions in the ordinary course of business at the same prices and on the same terms as are made available to customers of our company generally.

The Audit Committee of our Board of Directors is required to approve any related person transaction subject to this policy before commencement of the related person transaction. If such a transaction is not identified until after it has commenced, it must then be brought to the Audit Committee, which will consider all options, including approval, ratification, amendment, denial or termination. The Audit committee will analyze the following factors, in addition to any other factors the committee deems appropriate, in determining whether to approve or ratify a related person transaction:

•	whether the terms are fair to our company;

•	whether the transaction is material to our company;

•	the role the related person has played in arranging the related person transaction;

•	the structure of the related person transaction; and

•	the interests of all related persons in the related person transaction.

The Audit Committee may, in its sole discretion, approve or deny any related person transaction. Approval of a related person transaction may be conditioned upon our company and the related person taking any actions that the audit committee deems appropriate. Pursuant to the policy, the chairperson of the Audit Committee has been delegated authority to approve or take any other action with respect to a related person transaction that the committee itself would be authorized to take pursuant to this policy.

The transactions with Mr. Liu described above commenced prior to our adoption of our related person transaction approval policy and our Audit Committee has approved our ongoing transactions with Mr. Liu that occur in the ordinary course of business consistent with past practice.

PROPOSAL NUMBER TWO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2009, subject to ratification by our shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the view of the shareholders. If the selection is not ratified, the Audit Committee will reconsider its selection. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2009.

Representatives of KPMG LLP will be present at the meeting and will be afforded an opportunity to make statements if such representatives so desire and will be available to respond to appropriate questions during the meeting.

Voting Recommendation

THE BOARD OF DIRECTORS, UPON RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF KPMG LLP AS OUR COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2009.

ADDITIONAL MATTERS

Deadline for Submission of Shareholders’ Proposals

Proposals of shareholders intended to be presented at the 2009 Annual Meeting of Shareholders and desired to be included in our proxy statement and form of proxy for such meeting must be received by the Chief Financial Officer of our company, 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428, no later than December 23, 2008, for inclusion in the proxy statement for that meeting. Notice of shareholder proposals intended to be presented at the 2009 Annual Meeting of Shareholders but not intended to be included in our proxy statement and form of proxy for such meeting must be received by us by March 7, 2009. If, however, the date of the 2009 Annual Meeting of Shareholders is more than 30 days before or after the first anniversary of the date of the 2008 Annual Meeting of Shareholders (i.e., June 5, 2008), notice of such proposal must be received by us at least 90 days before such meeting or, if later, within 10 days after the first public announcement of the date of the 2009 Annual Meeting of Shareholders. We suggest that all such proposals be sent to us by certified mail, return receipt requested.

Other Matters

As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of shareholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment, subject to applicable federal securities rules.

By Order of the Board of Directors,

Philip S. Garon
Secretary

Dated: April 22, 2008

ANNUAL MEETING
Thursday, June 5, 2008
10:00 a.m. Central Daylight Time
Wilsons The Leather Experts Inc.
7401 Boone Avenue North
Brooklyn Park, Minnesota

Wilsons The Leather Experts Inc. 7401 Boone Avenue North, Brooklyn Park, MN 55428	Proxy

This Proxy is solicited on behalf of the Board of Directors.
By signing the Proxy, you revoke all prior proxies and appoint Michael T. Sweeney and Stacy A. Kruse, or either one of them, as Proxies, each with the power to appoint his/her substitute and to act without the other, and authorize each of them to represent and to vote, as designated herein, all shares of common stock of Wilsons The Leather Experts Inc. (the “Company”) held of record by the undersigned on April 7, 2008 at the Annual Meeting of Shareholders of the Company to be held on June 5, 2008 or at any adjournment thereof.
If no choice is specified, the Proxy will be voted “FOR” Items 1 and 2.
See reverse for voting instructions.

ò Please detach here ò

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of Class III directors:	01 Gail A. Cottle 02 Bradley K. Johnson	☐	Vote FOR all Class III nominees	☐	Vote WITHHELD from all Class III nominees
(except as marked to
the contrary below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2009.	☐	For	☐	Against	☐	Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box     ☐     Indicate changes below:

Date

Signature(s) in Box
Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.